Exhibit 10.12

strictly confidential	FINAL FORM

FORM OF LOCK-UP AGREEMENT

This Form of Lock-Up Agreement (this “Agreement”) is dated as of [●], by and among the shareholder(s) set forth on the signature page to this Agreement (individually, the “Holder”, collectively, the “Holders”) and Isdera Inc, a company to be formed in the Cayman Islands as an exempted company and wholly-owned subsidiary of the Parent (as defined below) (the “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Merger Agreement (as defined below). Purchaser and the Holders may also be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Purchaser shall enter into a Plan of Merger Agreement, dated as of [●] (the “Merger Agreement”), with Isdera Group Limited, a Cayman Islands exempted company (the “Company”), UY Scuti Acquisition Corp., a Cayman Islands exempted company (the “Parent”), and certain other persons and entities signatory thereto;

WHEREAS, the Merger Agreement provides for, among other things, the Parent shall be merged with and into Purchaser, and the separate corporate existence of Parent shall cease with the Purchaser continuing as the surviving company (the “SPAC Merger”). Concurrently with the SPAC Merger, the Merger Sub shall merge with and into the Company, with the Company being the surviving entity and as a result the Company becomes the wholly owned subsidiary of the Purchaser (“Acquisition Merger”). In exchange as consideration for the Acquisition Merger, the Purchaser shall acquire 100% of the Company Shares and the shareholders of the Company (each a “Shareholder” and collectively the “Shareholders”) shall receive the Closing Payment Shares in accordance with the terms set forth in the Merger Agreement;

WHEREAS, the Holder is the record and/or beneficial owner of Company Shares and is therefore entitled to receive the corresponding number of Closing Payment Shares pursuant to the Merger Agreement; and

WHEREAS, as a condition of, and as a material inducement for the Purchaser to enter into and consummate the transactions contemplated by, the Merger Agreement, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the Holder irrevocably agrees that it, he or she will not offer, sell, contract to sell, pledge, encumber, donate, assign, or otherwise dispose of (including selling any option or contract to purchase, purchasing any option or contract to sell, or granting any option, right or warrant to purchase), directly or indirectly, any of the Lock-up Shares (as defined below) (including any securities convertible into, or exchangeable for, or representing the rights to receive, Lock-up Shares), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge, encumbrance, donation, assignment, or disposition, or enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of the Purchaser.

(b) If any transfer described in Section 1(a) is made or attempted contrary to the provisions of this Agreement, such purported transfer shall be null and void ab initio, and Purchaser shall refuse to recognize any such purported transferee of the Lock-up Shares as one of its equity holders for any purpose. In furtherance of the foregoing, the Purchaser will or will instruct its stock transfer agent to (i) place an irrevocable stop order on all Purchaser Ordinary Shares which are Lock-up Shares, including those which may be covered by a registration statement, and (ii) notify the Purchaser’s transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct the Purchaser’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement. In addition, during the Lock-up Period, any certificate representing the Lock-up Shares shall be imprinted with a legend referencing this Agreement and that such Lock-up Shares are subject to the terms hereof.

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(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) For purposes of this agreement, “Lock-up Period” means a period of one hundred and eighty (180) days from the Closing Date under the Merger Agreement.

(e) The restrictions set forth herein shall not apply to: (1) in the case of a corporation, limited liability company, partnership, trust or other entity, transfers or distributions to the Holder’s current general or limited partners, managers or members, stockholders, beneficiaries, other equityholders or to direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended); (2) transfers by bona fide gift to a charity or to members of the Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse (or spousal equivalent), the siblings of such person and his or her spouse (or spousal equivalent), and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses (or equivalent) and siblings) or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (3) by virtue of the laws of descent and distribution upon death of the Holder; (4) pursuant to a qualified domestic relations order, provided that in each case (i) such transferee, distributee or devisee shall agree to be bound in writing by the terms of this Agreement prior to such transfer or disposition; (ii) such transfer or disposition shall not involve a disposition for value; (iii) any required public report or filing (including filings under the Exchange Act) shall disclose the nature of such transfer or disposition and that the Lock-Up Shares remain subject to the lock-up restrictions herein; and (iv) there shall be no voluntary public disclosure or other announcement of such transfer or disposition; (5) transactions relating to the Purchaser Ordinary Shares or other securities convertible into or exercisable or exchangeable for Purchaser Ordinary Shares acquired in open market transactions after the Closing; (6) the exercise of any options or warrants to purchase Purchaser Ordinary Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis); (7) Transfers to Purchaser to satisfy tax withholding obligations pursuant to Purchaser’s equity incentive plans or arrangements; or (8) if, commencing at least 150 days following the consummation of the initial business combination, the closing price of the Purchaser Ordinary Shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period, in which case the Lock-Up Shares held by any Shareholder who has been a manager or founder of the Company may be transferred immediately thereafter; provided, however, that in the case of clauses (1) through (3), these permitted transferees must enter into a written agreement agreeing to be bound by the restrictions herein.

2. Representations and Warranties. Each of the Parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such Party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such Party and is the binding and enforceable obligation of such Party, enforceable against such Party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such Party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such Party is a Party or to which the assets or securities of such Party are bound. The Holder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Holder confirms that it has not relied on the advice of the Purchaser, the Purchaser’s legal counsel, or any other person.

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3. Beneficial Ownership. The Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of capital stock of the Purchaser, or any economic interest in or derivative of such stock, other than those Purchaser Ordinary Shares specified on the signature page hereto. For purposes of this Agreement, the Purchaser Ordinary Shares beneficially owned by the Holder as specified on the signature page hereto, together with any Purchaser Ordinary Shares acquired during the Lock-up Period, if any, are collectively referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the Parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or by courier service to the following addresses, or such other address as any Party hereto designates by written notice to the other Party. Provided, however, a transmission per telefax or email shall be sufficient and shall be deemed to be properly served when the telefax or email is received if the signed original notice is received by the recipient within three (3) calendar days thereafter.

(a) If to the Purchaser:

UY Scuti Acquisition Corp.
39 E. Broadway, Suite 603

New York, NY 10002
Attn: Shaokang Lu
E-mail: kenlu@uysacquisition.com

with a copy (which shall not constitute notice) to:

Becker & Poliakoff, P.A.

45 Broadway 17th floor

New York, NY 10006

Attention: Bill Huo

Email: bhuo@beckerlawyers.com

(b) If to the Holder, to the address set forth on the Holder’s signature page hereto, or to such other address as any Party may have furnished to the others in writing in accordance herewith.

6. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

7.  Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

8. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the Parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by the Purchaser and its successors and assigns.

9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the Parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the Parties hereto.

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10. Amendments and Waivers. This Agreement may be amended or modified by written agreement executed by each of the Parties hereto. The observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the party against whom such waiver is to be enforced. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

11. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

13. Dispute Resolution. The provisions of the Merger Agreement regarding resolution of disputes, including jurisdiction and venue, are incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of New York.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Merger Agreement, the terms of this Agreement shall control.

16. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

17. Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Purchaser will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, each of the Company and Purchaser shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

18. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any other Additional Agreement. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Company and Purchaser or any of the obligations of Holder under any other agreement between Holder and the Company or Purchaser or any certificate or instrument executed by Holder in favor of the Company or Purchaser, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Company or Purchaser or any of the obligations of Holder under this Agreement.

19. Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

20. Effectiveness. This Agreement shall be effective and binding upon the Holder upon the Holder’s execution and delivery of this Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

ISDERA INC

By:
Name:
Title:

[Signature Page to the Lock-Up Agreement]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]

strictly confidential	FINAL FORM

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]

strictly confidential	FINAL FORM

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]

strictly confidential	FINAL FORM

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]

strictly confidential	FINAL FORM

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]

strictly confidential	FINAL FORM

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[HOLDER’S NAME]

By:
Address:	[_____]

NUMBER OF the initial Lock-up Shares:
[●] Class [A/B] Ordinary Shares in the Purchaser

[Signature Page to the Lock-Up Agreement]